UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2013

MoneyGram International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-31950	16-1690064
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2828 N. Harwood Street, 15th Floor Dallas, Texas	75201
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (214) 999-7552

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(d) On April 22, 2013, MoneyGram International, Inc. (the “Company”) provided written notice to the New York Stock Exchange (the “NYSE”) that the Company expects to voluntarily delist the Company’s common stock, par value $0.01 per share (the “Common Stock”), from the NYSE effective as of the close of trading on May 10, 2013, and intends to transfer its listing to the Nasdaq Global Select Market (“Nasdaq”), expecting to commence trading on the next trading day, May 13, 2013. The Company’s Common Stock has been approved for listing on Nasdaq, and will continue to trade under the symbol “MGI.”

A copy of the press release issued by the Company in connection with its transfer from the NYSE to Nasdaq is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibits

99.1	Press release dated April 23, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONEYGRAM INTERNATIONAL, INC.

By:	/s/ W. Alexander Holmes
Name: W. Alexander Holmes
Title: Executive Vice President and Chief Financial Officer

Date: April 23, 2013

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

99.1	Press release dated April 23, 2013.